Exhibit No. 24
                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of Daniel R. Dennis, Jr. and Michael J. Hartl the true and lawful attorney of the undersigned to execute and to file with the Securities and Exchange Commission the Annual Report of Norwich Financial Corp. on Form 10-K for the year ended December 31, 1996, and all amendments thereto, and the undersigned hereby ratifies and confirms all the said attorney or agent shall do or cause to be done by virtue hereof.


/s/ Richard P. Reed                         March 18, 1997
Richard P. Reed                             Date






                                            Exhibit No. 24
                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of Daniel R. Dennis, Jr. and Michael J. Hartl the true and lawful attorney of the undersigned to execute and to file with the Securities and Exchange Commission the Annual Report of Norwich Financial Corp. on Form 10-K for the year ended December 31, 1996, and all amendments thereto, and the undersigned hereby ratifies and confirms all the said attorney or agent shall do or cause to be done by virtue hereof.


/s/ Paul R. Duevel                      March 18, 1997
Paul R. Duevel                          Date





                                              Exhibit No. 24
                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of Daniel R. Dennis, Jr. and Michael J. Hartl the true and lawful attorney of the undersigned to execute and to file with the Securities and Exchange Commission the Annual Report of Norwich Financial Corp. on Form 10-K for the year ended December 31, 1996, and all amendments thereto, and the undersigned hereby ratifies and confirms all the said attorney or agent shall do or cause to be done by virtue hereof.


/s/ Anthony P. Halsey                       March 18, 1997
Anthony P. Halsey                           Date





                                            Exhibit No. 24
                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of Daniel R. Dennis, Jr. and Michael J. Hartl the true and lawful attorney of the undersigned to execute and to file with the Securities and Exchange Commission the Annual Report of Norwich Financial Corp. on Form 10-K for the year ended December 31, 1996, and all amendments thereto, and the undersigned hereby ratifies and confirms all the said attorney or agent shall do or cause to be done by virtue hereof.


/s/ Jeremiah J. Lowney, Jr.                 March 18, 1997
Jeremiah J. Lowney, Jr.                     Date






                                              Exhibit No. 24
                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of Daniel R. Dennis, Jr. and Michael J. Hartl the true and lawful attorney of the undersigned to execute and to file with the Securities and Exchange Commission the Annual Report of Norwich Financial Corp. on Form 10-K for the year ended December 31, 1996, and all amendments thereto, and the undersigned hereby ratifies and confirms all the said attorney or agent shall do or cause to be done by virtue hereof.


/s/ Robert T. Ramsdell                      March 18, 1997
Robert T. Ramsdell                          Date







                                              Exhibit No. 24
                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of Daniel R. Dennis, Jr. and Michael J. Hartl the true and lawful attorney of the undersigned to execute and to file with the Securities and Exchange Commission the Annual Report of Norwich Financial Corp. on Form 10-K for the year ended December 31, 1996, and all amendments thereto, and the undersigned hereby ratifies and confirms all the said attorney or agent shall do or cause to be done by virtue hereof.


/s/ Martin C. Shapiro                       March 18, 1997
Martin C. Shapiro                           Date